SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) October 4, 1999
                                                 ---------------


                           GLENAYRE TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware                                              0-15761                                        98-0085742
(State or other jurisdiction                        (Commission                                    (IRS Employer
of incorporation)                                   File Number)                                Identification No.)



5935 Carnegie Boulevard, Charlotte, North Carolina                      28209
--------------------------------------------------------------------------------
         (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code   (704) 553-0038
                                                  ------------------------------


                                 Not applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)



                                Page 1 of 4 Pages

ITEM 5.           OTHER EVENTS.

         The Registrant announced on October 4, 1999 that it had signed an agreement for the sale of its microwave radio business which operates under the name of Glenayre Western Multiplex. The Registrant's News Release dated October 4, 1999 is filed herewith as Exhibit 99 to this Report


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits

                 99             Registrant's News Release dated October 4, 1999.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               GLENAYRE TECHNOLOGIES, INC.



                                               By       s/ Stanley Ciepcielinski
                                               ---------------------------------
                                                        Stanley Ciepcielinski
                                                        Executive Vice President


Dated:  October 6, 1999



                                Page 2 of 4 Pages

                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.


                                    EXHIBITS

                                    FORM 8-K
                                 CURRENT REPORT


Date of Report                                            Commission File Number
October 4, 1999                                                          0-15761


                           GLENAYRE TECHNOLOGIES, INC.

                                  EXHIBIT INDEX


Exhibit No.                                  Exhibit Description
-----------                                  -------------------

  99                                       Glenayre   Technologies, Inc. News
                                           Release dated October 4, 1999



                                Page 3 of 4 Pages

                                                                      EXHIBIT 99
[GLENAYRE LOGO APPEARS HERE]

                                                 CORPORATE HEADQUARTERS

                                                 5935 Carnegie Boulevard
                                                 Charlotte, NC  28209  USA
                                                 tel  704 553 0038
                                                 url www.glenayre.com


News Release
                                       Contact:  Janet Cavalier, Glenayre
                                                 704 553 0038
                                                 David Lilly, Kekst and Company
                                                 PR for Ripplewood Holdings and
                                                   Leeward Technology
                                                 212 521 4800


                  GLENAYRE TECHNOLOGIES SIGNS AGREEMENT TO SELL
                            MICROWAVE RADIO BUSINESS

CHARLOTTE, N.C, Oct. 4, 1999 --Glenayre Technologies Inc. (Nasdaq: GEMS) announced today that it has signed an agreement for the sale of its microwave radio business to Ripplewood Holding LLC of New York and Leeward Technology Partners of California. Under the agreement, Glenayre will sell the stock of Western Multiplex Corporation to Ripplewood Holdings and Leeward Technology for cash and retention of an approximate five-percent ownership in the microwave radio business.

The transaction, anticipated to close during fourth quarter 1999, is subject to certain closing conditions. At closing, Glenayre expects to receive cash of approximately $36 million to $38 million.

Eric Doggett, president and chief executive officer of Glenayre, commented, "Completion of the Western Multiplex deal will allow us to better align Glenayre with the most appropriate markets for the company's strategic objectives and provides additional financial resources to accomplish our goals."

For over 30 years, Glenayre Technologies Inc. has been developing and providing leading edge personal telecommunication systems, including products for paging and cellular networks. Glenayre products are installed in over 100 countries, Additional information about Glenayre is available at: http://www.glenayre.com.




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